Exhibit 10.60

FIRST AMENDMENT TO AMERICAN CAPITAL, LTD. LOCK UP AGREEMENT

This FIRST AMENDMENT, dated as of January 28, 2010 (this “First Amendment”), amends the Lock Up Agreement, dated as of November 20, 2009 (the “Lock Up”), by and among American Capital, Ltd., a Delaware corporation (the “Company”), and each of the creditors party thereto (the “Consenting Creditors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lock Up.

RECITALS

WHEREAS, pursuant to the Lock Up, the Consenting Creditors have agreed to implement a restructuring and reorganization of the Company pursuant to the terms set forth in the Term Sheet and the Private/ Public Terms;

WHEREAS, the Company has requested that the Majority Consenting Creditors enter into this First Amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment to Section 4. Section 4 is hereby amended as follows:

(i) in Section 4(ii), by deleting both occurrences of the date “January 15, 2010” and replacing them with “March 15, 2010” and by deleting the date “January 31, 2010” and replacing it with “March 31, 2010”.

(ii) in Section 4(iii)(2), by deleting the date “March 15, 2010” and replacing it with “May 15, 2010” and by deleting the date “March 31, 2010” and replacing it with “May 31, 2010”.

(iii) in Section 4(iii)(3), by deleting the date “March 31, 2010” and replacing it with “May 31, 2010”.

2. Effectiveness. This First Amendment shall not become effective unless and until it has been duly executed and delivered by the Company and the Majority Consenting Creditors.

3. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Lock Up are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Lock Up or for any purpose except as expressly set forth herein.

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4. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same First Amendment. Delivery of an executed signature page of this First Amendment by facsimile shall be as effective as delivery of a manually executed signature page of this First Amendment.

5. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

6. Headings. The headings of the sections and subsections of this First Amendment are inserted for convenience only and shall not affect the interpretation hereof.

7. No Solicitation. This First Amendment is not and shall not be deemed to be a solicitation of votes for the Plan. In addition, this First Amendment does not constitute an offer to issue or sell securities to any person, or the solicitation of an offer to acquire or buy securities, in any jurisdiction where such offer or solicitation would be unlawful.

8. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE.

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IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

AMERICAN CAPITAL, LTD.

By:	/s/ John Erickson
	Name:	John Erickson
	Title:	President, Structured Finance and Chief Financial Officer

CONSENTING CREDITORS:

NAME OF INSTITUTION:

The Royal Bank of Scotland PLC

By:	RBS Securities Inc., Its Agent

By:	/s/ Matthew S. Rosenerans

Name:	Matthew S. Rosenerans

Title:	Vice President

CONSENTING CREDITORS:

NAME OF INSTITUTION:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Didier Siffer

Name:	Didier Siffer

Title:	Managing Director

By:	/s/ Adam Zausmer

Name:	Adam Zausmer

Title:	Vice President

CONSENTING CREDITORS:

NAME OF INSTITUTION:

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Douglas DiBella

Name:	Douglas DiBella

Title:	Vice President

By:	/s/ Kenneth Hoffman

Name:	Kenneth Hoffman

Title:	Managing Director

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Morgan Stanley Bank, NA

By:	/s/ Todd Vannucci

Name:	Todd Vannucci

Title:	Authorized Signatory

CONSENTING CREDITORS:

NAME OF INSTITUTION:

The Bank of East Asia, Limited, New York Branch

By:	/s/ Kenneth A. Pettis

Name:	Kenneth A. Pettis

Title:	Senior Vice President

By:	/s/ Kitty Sin

Name:	Kitty Sin

Title:	Senior Vice President

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Societe Generale

By:	/s/ Shelley Yu

Name:	Shelley Yu

Title:	Director

CONSENTING CREDITORS:

NAME OF INSTITUTION:

UBS AG, Stamford Branch

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director, Banking Products Services, US

By:	/s/ Marie Haddad

Name:	Marie Haddad

Title:	Associate Director, Banking Products Services, US

CONSENTING CREDITORS:

NAME OF INSTITUTION:

ROYAL BANK OF CANADA

By:	/s/ Kirsten Monaghan

Name:	Kirsten Monaghan

Title:	Director

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Macquarie Bank Limited

By:	/s/ Marc Thatcher

Name:	Marc Thatcher

Title:	Division Director

By:	/s/ Sewmay Lee

Name:	Sewmay Lee

Title:	Senior Lawyer

CONSENTING CREDITORS:

NAME OF INSTITUTION:

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Patrick M. Hanley

Name:	Patrick M. Hanley

Title:	Senior Vice President

CONSENTING CREDITORS:

NAME OF INSTITUTION:

West LB AG, New York Branch

By:	/s/ Robert Rabbino

Name:	Robert Rabbino

Title:	Executive Director

By:	/s/ Sharon Wang

Name:	Sharon Wang

Title:	Associate Director

CONSENTING CREDITORS:

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A.

By:	/s/ Melissa Ferro

Name:	Melissa Ferro

Title:	Vice President

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Bank of America, N.A.

By:	/s/ Sean A. Tobias

Name:	Sean A. Tobias

Title:	Senior Vice President

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank, Silicon Valley Branch

By:	/s/ Kuang Hua Wei

Name:	Kuang Hua Wei

Title:	Senior Vice President & General Manager

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank Co., Ltd., New York Branch

By:	/s/ Priscilla H. T. Hsing

Name:	Priscilla H. T. Hsing

Title:	VP & DGM

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Mega International Commercial Bank Co., Ltd., Chicago Branch

By:	/s/ Liu, Ming Yung

Name:	Liu, Ming Yung

Title:	SVP & General Manager

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Bank of Montreal Capital Markets Financing, Inc.

By:	/s/ Lana M. Powers

Name:	Lana M. Powers

Title:	Director

CONSENTING CREDITORS:

NAME OF INSTITUTION:

CATHAY UNITED BANK

By:	/s/ Grace Chou

Name:	Grace Chou

Title:	SVP & General Manager

CONSENTING CREDITORS:

NAME OF INSTITUTION:

BANK LEUMI USA

By:	/s/ Joung Hee Hong

Name:	Joung Hee Hong

Title:	First Vice President

CONSENTING CREDITORS:

NAME OF INSTITUTION:

TAIWAN BUSINESS BANK

By:	/s/ Alex Wang

Name:	Alex Wang

Title:	S.V.P. & General Manager

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Wachovia Bank, N.A.

By:	/s/ Mike Romanzo

Name:	Mike Romanzo

Title:	Director

CONSENTING CREDITORS:

NAME OF INSTITUTION:

Goldman Sachs Lending Partners LLC

By:	/s/ Andrew Caditz

Name:	Andrew Caditz

Title:	Authorized Signatory